UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2007


                        LINCOLN INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-5767                 61-0575092
 ----------------------------  ------------------------   --------------------
 (State or other jurisdiction  (Commission File Number)     (I.R.S Employer
     of incorporation)                                     Identification No.)


           641 Lexington Avenue, 25th Floor, New York, New York 10022
           -----------------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 421-1616

ITEM 5.02.  Resignation of a Director and Officer


            On June 22, 2007, the Registrant received the resignation of Derek Caldwell as chief executive officer and president of the Registrant. On June 26, 2007 Mr. Caldwell also resigned as a director of the Registrant.


EXHIBIT 17.1 Letter from Derek Caldwell resigning as an Officer dated June 22, 2007

EXHIBIT 17.2 Letter from Derek Caldwell resigning as a Director dated June 26, 2007



                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, Lincoln International Corporation has duly caused this report to be signed on its behalf, by the undersigned as thereunto duly authorized in the City of New York, State of New York, on the 26th day of June, 2007.


Date: June 26, 2007            LINCOLN INTERNATIONAL CORPORATION


                               /s/ Samir Masri
                               ---------------------------------
                               By:  Samir Masri
                               Title: Chief Financial Officer